Exhibit 10.3

SOFTWARE LICENSE AGREEMENT

This Software License Agreement (the “Agreement”) is entered into as of September 18, 2026 (the “Effective Date”), by and between Bravo Multinational Incorporated, a Wyoming corporation (“Licensee”), and MWP Entertainment Group, LLC, a Nevada limited liability company (“Licensor”), and sets forth the terms and conditions between the Parties in connection with the license of certain software set forth in Exhibit A attached hereto (the “Licensed Software”). Licensee and Licensor are individually and collectively referred to herein as “Party” and “Parties” respectively.

SECTION 1
LICENSE

1.1 License Grant. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a non-exclusive, non-transferable, worldwide, perpetual (subject to termination as set forth in Section 2.2), fully paid-up, royalty-free, non-sublicensable (except as set forth in Section 1.4) license to use, reproduce, execute, display, perform, modify, create derivative works of and otherwise exploit the Licensed Software. As between the Parties, Licensor retains all rights, title, and interest (including all intellectual property and other proprietary rights) in the Licensed Software. There are no implied licenses under this Agreement, and all rights not expressly granted under this Agreement are reserved to their respective owners.

1.2 No Obligations. Licensee acknowledges and agrees that Licensor shall have no obligation of any kind regarding the Licensed Software, including any obligation to (a) provide any assistance, documentation, guidance, support or services with respect to the implementation, use or maintenance of the Licensed Software; (b) maintain or support the Licensed Software in any manner; or (c) deliver or otherwise provide any updates, new releases, new versions, fixes, corrections, enhancements, improvements or workarounds of or to the Licensed Software. Licensee further acknowledges that certain features of the Licensed Software depend upon third-party services, application program interfaces, or platforms, including those set forth in Exhibit B, that are not owned or controlled by Licensor. If any such third-party service materially changes or discontinues an application program interface, feature, or integration, Licensee shall be solely responsible for identifying and implementing, at solely Licensee’s expense, any commercially reasonable functional replacement necessary to preserve the functionality of the Licensed Software affected by such third-party change or discontinuation.

1.3 Derivative Works. Subject to the terms and conditions of this Agreement, Licensee shall be entitled to make (or have made on its behalf) modifications and derivative works of the Licensed Software (collectively, “Licensee Derivatives”). Licensee shall own all Licensee Derivatives, subject to Licensor’s ownership of the Licensed Software. Notwithstanding the foregoing, any translation of the Licensed Software that does not include material functional modifications to the Licensed Software, or any modifications or derivative works of the Licensed Software created for the purpose of avoiding the terms or conditions of this Agreement, shall not constitute a Licensee Derivative and shall be deemed Licensed Software, remaining subject to the terms and conditions of this Agreement. Licensee hereby grants to Licensor a perpetual, irrevocable, worldwide, fully paid-up, royalty-free, sublicenseable, non-exclusive license to use, reproduce, execute, display, perform, modify, create derivative works of and otherwise exploit any Licensee Derivative solely for the Licensor’s and its affiliates’ use, maintenance, support, enhancement and operation of, and in connection with any updates or modifications to, the Licensed Software.

1.4 Sublicensing; Restrictions.

(a) Licensee may sublicense the Licensed Software (i) solely on a hosted or software-as-a-service basis to its customers; and (ii) to its third-party service providers solely as reasonably necessary to modify and provide technical support for the Licensed Software; provided, that Licensee may only disclose source code for the Licensed Software to its third-party service providers solely as reasonably necessary to modify and provide technical support for the Licensed Software. Any permitted sublicense granted by Licensee hereunder to a customer shall be subject to a written agreement that expressly prohibits accessing or identifying, or attempting to access or identify, the source code for the Licensed Software, and Licensee shall use commercially reasonable efforts to enforce the terms of each such agreement with respect to the Licensed Software.

(b) Licensee shall not, and shall not authorize, assist or cause any third party to, (i) distribute, rent, loan, lease, sell or license the Licensed Software in whole or in part, in any form or (ii) use or permit any third party to use or export the Licensed Software in any form, in violation of any export control laws or knowingly in violation of any other applicable law.

1.5 Enforcement. The right to institute and prosecute actions for infringement or unauthorized use of the Licensed Software is reserved exclusively to Licensor, and Licensor shall have the right to join Licensee and its affiliates in any such actions as a formal party. Any such action shall be conducted at Licensor’s expense. Licensee shall provide prompt written notice to Licensor of any infringement or unauthorized use of the Licensed Software of which it or any of its affiliates is aware, and agrees to assist Licensor at Licensor’s expense in any such action brought by Licensor.

SECTION 2

TERM AND TERMINATION

2.1 Term. This Agreement shall commence on the Effective Date and, unless terminated earlier as provided in this Section 2, shall continue for so long as any intellectual property or other proprietary rights in any of the Licensed Software remain in effect (the “Term”).

2.2 Termination. Either Party may terminate this Agreement (a) immediately upon written notice if the other Party has materially breached the terms and conditions of this Agreement and has failed to cure such material breach within thirty (30) days after receipt of written notice of breach from the non-breaching Party; (b) immediately upon written notice if Licensee undergoes a change of control in breach of Section 5.1; or (c) immediately if (i) the other Party has a trustee or receiver appointed for it or its property; (ii) the other Party makes an assignment for the benefit of creditors; (iii) any proceedings are commenced by, for or against the other Party under any bankruptcy, insolvency or debtor's relief law; or (iv) the other Party is liquidated or dissolved.

2.3 Post-Termination. Following any termination of this Agreement, Licensee shall immediately (a) discontinue the use of the Licensed Software and all Licensor Confidential Information and (b) comply with the terms of Section 4.3.

SECTION 3
REPRESENTATIONS AND WARRANTIES; DISCLAIMER; LIMITATION OF LIABILITY

3.1 Representations and Warranties.

(a) Each Party represents and warrants that (i) it has the power and authority to enter into, and perform its obligations under this Agreement; (ii) it is under no obligation, contractual or otherwise, which might in any way interfere with its full and complete performance of this Agreement; (iii) it is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the state of its organization; and (iv) the individual executing this Agreement on its behalf has the authority to do so.

(b) Licensor represents and warrants that it possesses all necessary rights in and to the Licensed Software to grant Licensee the license granted herein.

3.2 Disclaimer. LICENSOR (ON BEHALF OF ITSELF AND ITS AFFILIATES) DOES NOT MAKE, AND SPECIFICALLY DISCLAIMS, ANY WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, UNDER THIS AGREEMENT, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, NON-INFRINGEMENT, QUALITY, USEFULNESS, COMMERCIAL UTILITY, ADEQUACY, COMPLIANCE WITH ANY LAW (DOMESTIC OR FOREIGN), ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE, OR THE ABSENCE OF ERRORS, BUGS, DEFECTS, WORMS OR VIRUSES, AND LICENSEE ACKNOWLEDGES AND AGREES THAT THE LICENSED SOFTWARE IS PROVIDED TO LICENSEE ON AN AS IS, WHERE IS, WITH ALL FAULTS BASIS. LICENSEE’S USE OF THE LICENSED SOFTWARE, INCLUDING WITH RESPECT TO THE PERFORMANCE THEREOF, SHALL BE AT LICENSEE’S OWN RISK.

3.3 Limitation of Liability. IN NO EVENT SHALL LICENSOR OR ANY OF ITS AFFILIATES HAVE ANY OBLIGATION OR LIABILITY TO LICENSEE OR ANY OF ITS AFFILIATES WITH RESPECT TO THE MATTERS CONTEMPLATED BY THIS AGREEMENT, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT (INCLUDING ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE) OR OTHERWISE, FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS OR REVENUES, LOSS OF REPUTATION OR OPPORTUNITY OR LOSS OF DATA, WHETHER FORESEEABLE OR NOT AND EVEN IF LICENSOR OR ANY OF ITS AFFILIATES HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. LICENSEE ACKNOWLEDGES AND AGREES THAT, TO THE MAXIMUM EXTENT PERMITTED BY LAW, LICENSOR’S AGGREGATE LIABILITY UNDER THIS AGREEMENT, REGARDLESS OF THE CLAIM OR CAUSE, SHALL NOT EXCEED ONE HUNDRED UNITED STATES DOLLARS ($100).

3.4 Indemnification.

(a) Licensee agrees at all times to indemnify, defend, and hold harmless Licensor, and its affiliates, and each of its and their respective past and present officers, directors, employees, agents, and representatives, from and against any and all claims, actions, judgments, suits, damages, liabilities, costs, and expenses, including reasonable attorneys’ fees and costs, (collectively, “Claims”) arising out of or related to any third‑party claim, suit, action or proceeding arising out of any use of the Licensed Software or the Licensee Derivatives by or on behalf of Licensee (unless and to the extent such Claims arise out of or relate to Licensor’s indemnification obligation pursuant to Section 3.4(b)).

(b) Licensor agrees at all times to indemnify, defend, and hold harmless Licensee, and its affiliates, and each of its and their respective past and present officers, directors, employees, agents, and representatives, from and against any and all Claims arising out of or related to any third-party claim, suit, action or proceeding arising out of infringement of any third-party intellectual property rights by (i) the Licensed Software, as delivered and when used in accordance with this Agreement, or (ii) any modifications and derivative works of the Licensee Derivatives made by or on behalf of the Licensor.

(c) A Party seeking indemnification hereunder shall promptly notify the other Party (the “Indemnifying Party”) of any Claim to which its indemnity applies (but the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability or obligation which the Indemnifying Party may have to the Indemnified Party under this Agreement except to the extent of any material prejudice to the Indemnifying Party resulting from such failure), and such notice shall: (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Claim(s) in the possession of the Indemnified Party. The Indemnified Party shall afford the Indemnifying Party the opportunity to participate in, or fully control, any proceeding and the compromise, settlement, resolution or other disposition of such Claim(s). The Indemnified Party will reasonably cooperate with the Indemnifying Party, at the Indemnifying Party’s expense, in such Indemnifying Party’s participation in, or control of, any Claim(s) and the compromise, settlement, resolution or other disposition of such Claim(s); provided that the Indemnified Party’s prior written consent to such compromise, settlement, resolution or other disposition shall be required but shall not be unreasonably withheld. The settlement of any Claim(s) by the Indemnified Party, without the Indemnifying Party’s prior written consent, shall release the Indemnifying Party from its obligations hereunder with respect to such Claim(s) so settled.

SECTION 4
CONFIDENTIAL INFORMATION

4.1 Confidentiality Obligations. Each Party (the “Disclosing Party”) may from time to time disclose to the other Party (the “Receiving Party”) certain information regarding the business of the Disclosing Party and its suppliers, including without limitation, technical, marketing, financial, employee, planning, and other confidential or proprietary information, that was marked or identified as confidential or proprietary by the Disclosing Party or that the Receiving Party knew or should have known, under the circumstances, was considered confidential or proprietary by the Disclosing Party (“Confidential Information”). The Receiving Party shall hold all Confidential Information of the Disclosing Party in trust and confidence and protect it as the Receiving Party would protect its own confidential information (which, in any event, will not be less than commercially reasonable protection) and shall not use such Confidential Information for any purpose other than that contemplated by this Agreement. Unless agreed by the Disclosing Party in writing, the Receiving Party shall not disclose any Confidential Information of the Disclosing Party to any third party other than employees and contractors who (a) are bound by written confidentiality obligations consistent with and at least as restrictive as those set forth herein and (b) have a need to know such Confidential Information for purposes of enabling a Party to exercise its rights and perform its obligations pursuant to this Agreement. The foregoing confidentiality obligation will be effective during the term of this Agreement and for a period of five (5) years thereafter, provided, however, that any Confidential Information that is considered a trade secret under applicable law shall remain subject to this Section until it ceases to be considered a trade secret. The confidentiality obligations specified herein will not apply to any Confidential Information to the extent that the Receiving Party can demonstrate by competent evidence that: (i) it was already known to the Receiving Party without restriction prior to the time of disclosure by the Disclosing Party; (ii) it was acquired by the Receiving Party from a third party without confidentiality restriction; (iii) it was independently developed or acquired by the Receiving Party by employees or contractors without access to such Confidential Information; or (iv) it was in the public domain at the time it is disclosed or subsequently falls within the public domain through no wrongful action of the Receiving Party. In addition, the Receiving Party will be allowed to disclose Confidential Information of the Disclosing Party to the extent that such disclosure is: (A) approved in writing by the Disclosing Party; (B) necessary for the Receiving Party to enforce its rights under the Agreement in connection with a legal proceeding; or (C) required by law or by the order of a court of similar judicial or administrative body, provided that the Receiving Party notifies the Disclosing Party of such required disclosure promptly and in writing and cooperates with the Disclosing Party, at the Disclosing Party’s request and expense, in any lawful action to contest or limit the scope of such required disclosure.

4.2 Protection of Source Code. Licensee may not disclose or provide access to any source code to or for the Licensed Software except to those employees of Licensee who have a need to access such source code in connection with Licensee’s exercise of its rights under this Agreement. Licensee shall protect such source code from unauthorized disclosure, access and use with at least the same technical and organizational security measures and level of care with which it protects its own most confidential source code, but in no event with less than commercially reasonable care.

4.3 Confidential Information and Termination. Upon termination of this Agreement, Licensee shall return or destroy (at Licensor’s sole option) all copies of Licensor’s Confidential Information in its possession or control, and shall provide Licensor with a written certificate, duly executed by an officer of Licensee, certifying that all such Confidential Information has been delivered or destroyed.

SECTION 5
MISCELLANEOUS

5.1 Assignment. This Agreement shall bind and inure to the benefit of the successors and assigns of the Parties hereto, except that this Agreement may not be assigned by either Party without the prior written consent of the other Party. For purposes of this Section 5.1, an assignment of this Agreement shall include a change of control, merger, reorganization (in bankruptcy or otherwise), assumption in bankruptcy or equity or asset sale of a Party, regardless of whether such transaction is deemed an "assignment" under applicable law.

5.2 Notices. All notices, requests or demands given under this Agreement shall be in writing and delivered by certified or registered mail with return receipt requested and postage/charges prepaid, or courier, at the addresses listed below.

Notices to Licensor shall be directed to:

MWP Entertainment Group, LLC
[***]
[***]
[***]

with copies (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
[***]
[***]
[***]
[***]

Notices to Licensee shall be directed to:

Bravo Multinational Incorporated
[***]
[***]
[***]
[***]

with copies (which shall not constitute notice) to:

Jones & Haley, P.C.
[***]
[***]
[***]
[***]

6

5.3 Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the State of Wyoming without regard to conflicts of laws principles. Each of the Parties irrevocably consents to exclusive personal jurisdiction and venue in the federal and state courts located in Wyoming for any action or proceeding arising out of or relating to this Agreement and each irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding.

5.4 Entire Understanding; Amendment; Construction. This Agreement, together with all exhibits referenced herein and attached hereto, embodies the entire and exclusive understanding of the Parties with respect to the subject matter hereof, constitutes a binding agreement of the Parties upon the execution hereof, and supersedes all prior written or oral commitments, arrangements, or understandings with respect thereto. No change, amendment, or modification of any provision of this Agreement shall be valid unless set forth in a written instrument signed by the Party subject to enforcement thereof. The failure of one Party to enforce any of the provisions of this Agreement, or the failure to require at any time the performance of the other Party of any of the provisions of this Agreement, will in no way be construed to be a present or future waiver of such provisions (or any other provision), nor in any way affect the ability of a Party to enforce each and every provision thereafter. If any provision of this Agreement is found unenforceable, invalid, or otherwise contrary to law, it and any related provisions shall be interpreted to best accomplish the unenforceable provision’s essential purpose, and all other provisions hereof shall continue in full force. Nothing contained herein shall be deemed to create a joint venture, partnership, franchise, principal/agent relationship or other fiduciary relationship between the Parties, and neither Party is authorized to or shall act toward third parties or the public in any manner that would indicate any such relationship with the other. There are no third party beneficiaries to this Agreement. The use of “and/or” herein shall not be deemed to be exclusive (e.g., “A and/or B” shall mean A or B, or both). The headings and titles of the provisions of this Agreement are inserted for convenience of the Parties only and shall not affect the construction or interpretation of any provision hereof.

5.5 Survival. All provisions of this Agreement which must survive in order to give effect to their intent and meaning shall survive the expiration or termination of this Agreement.

5.6 Counterparts and Execution. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together constitute one agreement. Signatures delivered via facsimile or other electronic delivery (e.g., PDF) shall be deemed original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives effective as of the Effective Date.

MWP ENTERTAINMENT GROUP, LLC

By: /s/ Michael Williams

Name:  Michael Williams

Title:    Chief Executive Officer

BRAVO MULTINATIONAL INCORPORATED

By: /s Grant Cramer

Name:  Grant Cramer

Title:    Authorized Officer

7

EXHIBIT A

Licensed Software

[***]

EXHIBIT B

[***]